                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:      May 15, 2009

Issuer Name and Ticker or Trading       Standard Parking Corp. [STAN]
Symbol:

Designated Filer:                       GSO Capital Partners LP

Other Joint Filers:                     GSO Special Situations Fund LP
                                        GSO Special Situations Overseas Master
                                        Fund, Ltd.
                                        GSO Special Situations Overseas Benefit
                                        Plan Fund, Ltd.
                                        GSO Capital Opportunities Fund LP
                                        Bennett J. Goodman
                                        J. Albert Smith III
                                        Douglas I. Ostrover
                                        GSO Advisor Holdings L.L.C.

Addresses:                              The address of the principal business
                                        and principal office of each of GSO
                                        Special Situations Fund LP,
                                        GSO Special Situations Overseas
                                        Master Fund, Ltd., GSO Special
                                        Situations Overseas Benefit Plan
                                        Fund, Ltd., GSO Capital Opportunities
                                        Fund LP, Bennett J. Goodman, F. Albert
                                        Smith III, Douglas I. Ostrover and
                                        GSO Advisor Holdings J.L.C.
                                        is c/o GSO Capital Partners LP,
                                        280 Park Avenue, 11th Floor, New York,
                                        NY 10017.

Signatures:
Dated: May __, 2009

                                      GSO SPECIAL SITUATIONS FUND LP

                                      By: GSO Capital Partners LP,
                                          its Investment Manager

                                          By: /s/ George Fan
                                              ---------------------------------
                                              Name: George Fan
                                              Title: Chief Legal Officer/Chief
                                              Compliance Officer

                                      GSO SPECIAL SITUATIONS OVERSEAS MASTER
                                      FUND, LTD.

                                      By: GSO Capital Partners LP,
                                          its Investment Manager

                                          By: /s/ George Fan
                                              ---------------------------------
                                              Name: George Fan
                                              Title: Chief Legal Officer/Chief
                                              Compliance Officer

                                      GSO SPECIAL SITUATIONS OVERSEAS BENEFIT
                                      PLAN FUND, LTD.

                                      By: GSO Capital Partners LP,
                                          its Investment Manager

                                          By: /s/ George Fan
                                              ---------------------------------
                                              Name: George Fan
                                              Title: Chief Legal Officer/Chief
                                              Compliance Officer

                                      GSO CAPITAL OPPORTUNITIES FUND LP

                                      By: GSO Capital Partners LP,
                                          its Investment Manager

                                          By: /s/ George Fan
                                              ---------------------------------
                                              Name: George Fan
                                              Title: Chief Legal Officer/Chief
                                              Compliance Officer

                                      Bennett J. Goodman

                                      By:     /s/ George Fan
                                              ---------------------------------
                                              Name: George Fan
                                              Title: Attorney-in-Fact

                                      J. Albert Smith III

                                      By:     /s/ George Fan
                                              ---------------------------------
                                              Name: George Fan
                                              Title: Attorney-in-Fact

                                      Douglas I. Ostrover

                                      By:     /s/ George Fan
                                              ---------------------------------
                                              Name: George Fan
                                              Title: Attorney-in-Fact

                                      GSO ADVISOR HOLDINGS L.L.C.

                                      By:     /s/ Robert L. Friedman
                                              ---------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person